Exhibit 10.1

AGREEMENT

This agreement (this “Agreement”) is dated as of November 4, 2008 and made and entered into by the Companies (as defined below) and the undersigned Purchasers (as defined below).  Reference is made to the Securities Purchase Agreement (the “Purchase Agreement”) dated April 27, 2006 by and among a21, Inc. (“a21”), its wholly owned subsidiary SuperStock, Inc. (together with a21 and Artselect, Inc., the “Company”), the purchasers set forth on Exhibit A to the Purchase Agreement (the “Purchasers”) and AHAB International LTD/AHAB Partners LP (“AHAB”), as agent for itself and the Purchasers.  Pursuant to the terms of the Secured Convertible Term Notes (the “Notes”) issued pursuant to the Purchase Agreement, a quarterly interest payment on the Notes was due on October 1, 2008 (the “Interest Payment Date”).  Capitalized terms used herein, but not otherwise defined shall have the meanings ascribed to them in the Notes.

Article 1.                      Terms.

The undersigned hereby agree as follows:

1.1 Issuance of Interest Shares.

1.1.1 In lieu of making the Interest Payment Date quarterly interest payment in cash, the Company may pay the amounts due on the Interest Payment Date in shares of a21’s common stock at a per share price of $0.006 (or 33,517,805 shares of a21’s common stock) (collectively, the “Interest Shares”).

1.1.2 Issuance of the Interest Shares, pro rata to the Purchasers (based upon the amount of principal and interest outstanding on such Notes) as detailed in Exhibit A to this Agreement shall be considered payment in full of any and all amounts due on the Interest Payment Date, pursuant to the terms of the Purchase Agreement and the Notes and any other agreements entered into in connection with the Purchase Agreement and the Notes. No Purchaser shall receive or shall be entitled to receive consideration other than such Purchaser’s pro rata share of the Interest Shares for payment of the quarterly interest payment due on the Interest Payment Date.

1.1.3 The undersigned Purchasers, on behalf of themselves and all of the other Purchasers, hereby waive receipt of any payment due to the Purchasers on the Interest Payment Date other than as described in this Agreement, as well as any other Event of Default that may have occurred prior to the Interest Payment Date and may or may not be continuing.

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Article 2.                      Company Representations and Warranties

The Company, as of the date hereof, hereby represents and warrants to the Purchasers as follows:

2.1 Organization, Good Standing and Qualification.  Each of the Company and each of its Subsidiaries is a corporation, partnership, company or limited liability company, as the case may be, duly organized and validly existing under the laws of its jurisdiction of organization.  Each of the Company and each of its Subsidiaries has the corporate, limited liability company or partnership, as the case may be, power and authority to operate its business and to own and operate its properties and assets and, insofar as it is or shall be a party thereto, to (1) execute and deliver this Agreement and all other documents, instruments and agreements entered into in connection with the transactions contemplated hereby; (2) issue the Shares, (3) carry out the provisions of this Agreement,  and (4) carry on its business as presently conducted.  Each of the Company and each of its Subsidiaries is duly and is authorized to do business and is in good standing as a foreign corporation, partnership or limited liability company, as the case may be, in all jurisdictions in which the nature or location of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities or financial condition of the Company and its Subsidiaries, taken as a whole (a “Material Adverse Effect”).

2.2 Capitalization.

2.2.1 The authorized capital stock of a21, as of the date hereof consists of 200,100,000 shares, of which 200,000,000 are shares of Common Stock, par value $0.001 per share, 88,883,587 shares of which are issued and outstanding as of the date hereof, and 100,000 are shares of preferred stock, par value $0.001 per share of which no shares of preferred stock are issued and outstanding.  The authorized, issued and outstanding capital stock of each Subsidiary of the Company is set forth on Schedule 2.2.1.

2.2.2 The rights, preferences, privileges and restrictions of the shares of the Common Stock are as stated in a21’s Certificate of Incorporation (the “Charter”).  The Interest Shares shall be certificated, have been duly authorized, validly issued, fully paid and nonassessable, were issued in compliance with all applicable state and federal laws concerning the issuance of securities and any rights of third parties and will be free of any encumbrances; provided, however, that the Interest Shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

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2.3 Authorization; Binding Obligations.  All corporate, partnership or limited liability company, as the case may be, action on the part of the Company and each of its Subsidiaries (including their respective officers, directors and stockholders) necessary for the authorization of this Agreement, the performance of all obligations of the Company and its Subsidiaries hereunder and the authorization, sale, issuance and delivery of the Interest Shares has been taken.  This Agreement, when executed and delivered and to the extent it is a party thereto, will be valid and binding obligations of each of the Company and each of its Subsidiaries, enforceable against each such person or entity in accordance with their terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights; and general principles of equity that restrict the availability of equitable or legal remedies.

2.4 No Conflict, Breach, Violation or Default. The execution, delivery and performance of and compliance with this Agreement, and the issuance of the Interest Shares by the Company pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under (a) the Charter or Bylaws of the Company or any Subsidiary, (b) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties or (c) any such term or provision, or result in the creation of any Encumbrance upon any of the properties or assets of the Company or any of its Subsidiaries or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

2.5 Consents.  The execution, delivery and performance by the Company of this Agreement and the issuance the Interest Shares require no consent of, action by or in respect of, or filing with, any person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods.

2.6 Brokers and Finders.  No Person will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or any Subsidiary for any commission, fee or other compensation.

2.7 Equal Treatment of Purchasers.  The Company is not bound by any agreement, arrangement or understanding with any Purchaser that relates to interest payments due on the Interest Payment Date that any Purchaser could reasonably conclude resulted in any one Purchaser being treated differently than any other Purchaser, with respect to such payment.

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Article 3.                      Miscellaneous

3.1 Effective Time.  This Agreement shall be effective upon execution by the Company, Morgan Stanley & Co. Incorporated, AHAB International LTD, AHAB Partners LP and Starvest Partners, LP.

3.2 Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be considered to be an original and all of which taken together shall constitute one and the same instrument.  Delivery by telecopier of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.

3.3 Governing Law, Jurisdiction and Waiver of Jury Trial.

3.3.1 THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

3.3.2 THE PARTIES HEREBY CONSENT AND AGREE THAT THE STATE OR FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE COMPANY, ON THE ONE HAND, AND THE PURCHASERS, ON THE OTHER HAND, PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT; PROVIDED, THAT THE PURCHASERS AND THE COMPANY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE COUNTY OF NEW YORK, STATE OF NEW YORK.  THE COMPANY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND THE COMPANY HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

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3.3.3 THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS.  THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER ARISING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PURCHASERS AND/OR THE COMPANY ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT, ANY OTHER RELATED AGREEMENT OR THE TRANSACTIONS RELATED HERETO OR THERETO.

[Signatures Follow]

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PURCHASERS:

MORGAN STANLEY & CO. INCORPORATED

By:

Name:

Title:

STARVEST PARTNERS, L.P.

By:  StarVest Associates, LLC, its General Partner

By:

Name:

Title:

AHAB International LTD

By:  Ahab Capital Management, Inc., its Investment Advisor

By:

Name:  Jonathan Gallen

Title:    President

AHAB Partners LP

By:  Pequod LLC, its General Partner

By:

Name:  Jonathan Gallen

Title:    Managing Member

John L. Steffens

[Additional Signatures Follow]

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Robert M. Barker

COHANZICK CREDIT OPPORTUNITIES MASTER FUNDS, LTD.

By:  David K. Sherman

By:

Name:  David K. Sherman

Title:    Agent

WEISKOPF, SILVER & CO., L.P.

By:  William Silver Securities, Inc., its General Partner

By:

Name:

Title:

Lewis C. Pell

Richard Neslund

LEONARDO, L.P.

By:  Leonardo Capital Management, Inc., its General Partner

By:

Name:

Title:

[Additional Signatures Follow]

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COMPANIES:

a21, INC.

By:

Name:  R. LaDuane Clifton

Title:    Chief Financial Officer

SUPERSTOCK, INC.

By:

Name:  R. LaDuane Clifton

Title:    Chief Financial Officer

ARTSELECT, INC.

By:

Name:   R. LaDuane Clifton

Title:    Chief Financial Officer

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EXHIBIT A

This exhibit details the number of shares of a21 common stock to be issued to each of the Purchasers as payment in lieu of cash for interest due as of October 1, 2008, as specified in Section 1 of the Agreement dated as of November 4, 2008.

Purchaser	Number of Shares
Morgan Stanley & Co. Incorporated	10,812,195
StarVest Partners, L.P.	6,487,317
Leonardo L.P.	4,324,878
John L. Steffens	3,243,658
Cohanzick Credit Opportunities Master Funds LTD	2,703,049
AHAB International LTD	2,378,683
AHAB Partners L.P.	1,946,195
LCA Capital Partners, Inc.	756,854
Weiskopf, Silver & Company	324,366
Vertical Capital	324,366
Vertical Capital	216,244
Total:	33,517,805